                     Sentinel Advantage Variable Annuity
                             P R O S P E C T U S
                Dated May 1, 2000, as amended December 1, 2000


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                National Life Insurance Company - Home Office:
       National Life Drive, Montpelier, Vermont 05604 - 1-800-537-7003
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         The Sentinel Advantage Contracts described in this prospectus are individual flexible premium variable annuity contracts supported by National Variable Annuity Account II (the "Variable Account"), a separate account of National Life Insurance Company ("National Life, "we, "our, or "us"). We allocate net Premium Payments to either the Fixed Account or to the Variable Account. The Variable Account is currently divided into 28 Subaccounts. Each Subaccount invests in shares of a corresponding underlying Fund option (each a "Fund") described below:

-----------------------------------------------------------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS           ALGER AMERICAN FUND              AMERICAN CENTURY VARIABLE        DREYFUS SOCIALLY
TRUST                                                                 PORTFOLIOS, INC.                 RESPONSIBLE GROWTH FUND,
                                                                                                       INC.
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND                    GROWTH PORTFOLIO                 VP INCOME & GROWTH PORTFOLIO     SOCIALLY RESPONSIBLE GROWTH
MID CAP GROWTH FUND                  LEVERAGED ALLCAP PORTFOLIO       VP VALUE PORTFOLIO               FUND, INC.
SMALL COMPANY FUND                   SMALL CAPITALIZATION PORTFOLIO
GROWTH INDEX FUND                    .
MONEY MARKET FUND

Managed by National Life             Managed by Fred Alger            Managed by American Century
Investment Management Company, Inc.  Management, Inc                  Investment Management, Inc.      Managed by The Dreyfus
                                                                                                       Corporation
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE          FIDELITY VARIABLE INSURANCE      INVESCO VARIABLE
PRODUCTS FUND                        PRODUCTS FUND II                 INSURANCE FUNDS, INC.            J.P. MORGAN SERIES TRUST II
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY-INCOME PORTFOLIO              CONTRAFUND PORTFOLIO             VIF - DYNAMICS FUND              INTERNATIONAL OPPORTUNITIES
GROWTH PORTFOLIO                     INDEX 500 PORTFOLIO              VIF - HEALTH SCIENCES FUND            PORTFOLIO
HIGH INCOME PORTFOLIO                INVESTMENT GRADE BOND PORTFOLIO  VIF TECHNOLOGY FUND              SMALL COMPANY PORTFOLIO
OVERSEAS PORTFOLIO

                                                                      Managed by INVESCO Funds         Managed by J.P. Morgan
Managed by Fidelity Investments      Managed by Fidelity Investments  Group, Inc.                       Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MARKET STREET FUND, INC.             NEUBERGER BERMAN ADVISERS        STRONG VARIABLE INSURANCE        STRONG OPPORTUNITY FUND II.
                                     MANAGEMENT TRUST                 FUNDS, INC.
-----------------------------------------------------------------------------------------------------------------------------------
BOND PORTFOLIO                       PARTNERS PORTFOLIO               MID CAP GROWTH FUND II           OPPORTUNITY FUND II
MANAGED PORTFOLIO

Managed by Sentinel Advisors         Managed by Neuberger Berman      Managed by Strong Capital        Managed by Strong Capital
Company                              Management, Inc.                 Management, Inc.                 Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

         This Prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 2000 containing further information about the Contracts and the Variable Account is filed with the Securities and Exchange Commission. You can obtain a copy without charge from National Life Insurance Company by calling 1-800-537-7003, or writing to National Life at the address above. You may also obtain prospectuses for each of the underlying Fund options identified above without charge by calling or writing to the same telephone number or address. This Prospectus must be accompanied by current prospectuses or profiles for the Funds.

         Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, the adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. It may not be a good decision to purchase a Contract as a replacement for another type of variable annuity if you already own another flexible premium deferred variable annuity.

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of the Prospectus. Any representation to the contrary is a criminal offense.

         The Statement of Additional Information, dated May 1, 2000, is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears on page 53 of the Prospectus.

                              TABLE OF CONTENTS

                                                                                 Page
  SUMMARY.........................................................................1
  SUMMARY OF CONTRACT EXPENSES....................................................4
  UNDERLYING FUND ANNUAL EXPENSES.................................................5
  ACCUMULATION UNIT VALUES........................................................8
  NATIONAL LIFE INSURANCE COMPANY, THE VARIABLE ACCOUNT, AND
       THE FUNDS..................................................................9
           National Life Insurance Company........................................9
           The Variable Account...................................................9
           Underlying Fund Options................................................9
           Other Information......................................................16
DETAILED DESCRIPTION OF CONTRACT PROVISIONS.......................................17
           Issuance of a Contract.................................................17
           Premium Payments.......................................................17
                    The Initial Premium Payment...................................17
                    Subsequent Premium Payments...................................17
                    Allocation of Net Premium Payments............................18
           Transfers..............................................................18
           Value of a Variable Account Accumulation Unit..........................19
                    Net Investment Factor.........................................19
           Determining the Contract Value.........................................20
           Annuitization..........................................................20
                    Maturity Date.................................................20
                    Election of Payment Options...................................20
                    Frequency and Amount of Annuity Payments......................20
           Annuitization - Variable Account.......................................21
                    Value of an Annuity Unit......................................21
                    Assumed Investment Rate.......................................21
           Annuitization - Fixed Account..........................................21
           Annuity Payment Options................................................22
           Death of Owner.........................................................22
           Death of Annuitant Prior to the Annuitization Date.....................23
           Generation-Skipping Transfers..........................................23
           Ownership Provisions...................................................23
CHARGES AND DEDUCTIONS............................................................24
           Deductions from the Variable Account...................................25
           Contingent Deferred Sales Charge.......................................25
           Annual Contract Fee....................................................26
           Transfer Charge........................................................26
           Premium Taxes..........................................................27
           Charge for Optional Enhanced Death Benefit Rider.......................27
           Other Charges..........................................................27
CONTRACT RIGHTS AND PRIVILEGES....................................................27
           Free Look..............................................................27
           Loan Privilege -Tax Sheltered Annuities................................28
           Surrender and Withdrawal...............................................30
           Payments...............................................................31
           Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract......31
           Telephone Transaction Privilege........................................32
           Available Automated Fund Management Features...........................32
                      Dollar Cost Averaging.......................................32
                      Portfolio Rebalancing.......................................32
                      Systematic Withdrawals......................................33
           Contract Rights Under Certain Plans....................................34

                                                                                Page
THE FIXED ACCOUNT.................................................................34
           Minimum Guaranteed and Current Interest Rates..........................34
           Enhanced Fixed Account.................................................35
OPTIONAL ENHANCED DEATH BENEFIT RIDER.............................................36
FEDERAL INCOME TAX CONSIDERATIONS.................................................37
           Taxation of Non-Qualified Contracts....................................37
           Taxation of Qualified Contracts........................................38
           Possible Tax Law Changes...............................................40
GENDER NEUTRALITY.................................................................40
VOTING RIGHTS.....................................................................40
CHANGES TO VARIABLE ACCOUNT.......................................................41
ADVERTISING.......................................................................41
           Yield..................................................................41
           Performance............................................................41
DISTRIBUTION OF THE CONTRACTS.....................................................48
INSURANCE MARKETPLACE STANDARDS ASSOCIATION.......................................49
FINANCIAL STATEMENTS..............................................................49
STATEMENTS AND REPORTS............................................................49
OWNER INQUIRIES...................................................................49
LEGAL PROCEEDINGS.................................................................49
GLOSSARY..........................................................................50
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..........................53

                                   SUMMARY

         This summary provides a brief description of some of the features and charges of the Contract. You will find more detailed information in the rest of this Prospectus, the Statement of Additional Information and the Contract. Please keep the Contract and its riders or endorsements, if any, together with the application. Together they are the entire agreement between you and us.

HOW DO I PURCHASE A CONTRACT?

         Generally, you may purchase a Contract if you are age 85 and younger. See "Issuance of a Contract," page 17. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and at least $1500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums.

CAN I MAKE ADDITIONAL PREMIUM PAYMENTS?

         You may make additional Premium Payments at any time (except for Contracts purchased in Oregon and Massachusetts- see page 18 but must be at least $100 ($50 for IRA's). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent (see "Premium Payments," page 17).

HOW DOES THE "FREE LOOK" RIGHT TO EXAMINE THE CONTRACT WORK?

         To be sure that you are satisfied with the Contract, you have a ten day free look right to examine the Contract. Some states may require a longer period. Within ten days of the day you receive the Contract, you may return the Contract to our Home Office at the address shown on the cover page of this Prospectus. When we receive the Contract, we will void the Contract and refund the Contract Value plus any charges assessed when the Contract was issued, unless otherwise required by state and/or federal law. In the case of IRA's and Contracts issued in states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

WHAT IS THE PURPOSE OF THE VARIABLE ACCOUNT?

         The Variable Account is a separate investment account that consists of 28 Subaccounts. Amounts in the Variable Account will vary according to the investment performance of the Fund(s) in which your elected Subaccounts are invested. You may allocate Net Premium Payments among the Fixed Account and the 28 Subaccounts of the Variable Account. The assets of each Subaccount are invested in the corresponding portfolios of the Funds that are listed on the cover page of this Prospectus (see "The Variable Account" and "Underlying Fund Options," pages 9-16).

         We cannot give any assurance that any Subaccount will achieve its investment objectives. You bear the entire investment risk on the value of your Contract which you allocate to the Variable Account. The value your Contract may be more or less than the premiums paid.

HOW DOES THE FIXED ACCOUNT WORK?

         You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account to the Fixed Account. Contract Value held in the Fixed Account will earn an effective annual interest rate of at least 3.0% (see "The Fixed Account", page 34).

WHEN WILL I RECEIVE PAYMENTS?

         After the Contract Value is transferred to a payment option, we will pay proceeds according to the Annuity Payment Option you select. If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum instead of annuity payments. If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100. In no event will annuity payments be less frequent than annually (see "Annuitization - Frequency and Amount of Annuity Payments," page 20).

WHAT HAPPENS IF THE OWNER DIES BEFORE ANNUITIZATION?

         If (1) any Owner dies before the Contract Value is transferred to a payment option ("Annuitization"); (2) the Enhanced Death Benefit Rider is not elected; and (3) the Owner has not reached age 81, we will pay the Beneficiary the greater of (a) the Contract Value, or (b) the Net Premium Payments made to the Contract (less all withdrawals, and less all outstanding loans and accrued interest). The amount paid will be reduced by premium tax charges, if any. For more information, see "Death of Owner," page 21.

WHAT HAPPENS IF THE ANNUITANT DIES BEFORE ANNUITIZATION?

         If the Annuitant (who is not an Owner) dies before the Contract Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit equal to the Cash Surrender Value, unless the Owner selects another available option (see "Death of Annuitant Prior to the Annuitization Date," page 22).

CAN I MAKE A WITHDRAWAL FROM MY CONTRACT?

         You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see "Surrender and Withdrawal," page 30). A Withdrawal or a surrender may result in federal income tax, including a federal penalty tax (see "Federal Income Tax Considerations," page 37).

WHAT CHARGES WILL I PAY?

         Contingent Deferred Sales Charge: We do not deduct a sales charge from Premium Payments. However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a Contingent Deferred Sales Charge not to exceed 7% of the lesser of the total of all Net Premium Payments made within 84 months prior to the date of the request to surrender or the amount surrendered (see "Contingent Deferred Sales Charge," page 25).

         Annual Contract Fee: We deduct an Annual Contract Fee of $30.00 payable on each Contract Anniversary as long as the Contract Value is less than $50,000 (see "Annual Contract Fee," page 26).

         Administration Charge: We also deduct an Administration Charge each day at an annual rate of 0.15% from the assets of the Variable Account (see "Deductions from the Variable Account," page 25).

         Mortality and Expense Risk Charge: We deduct a mortality and expense risk charge each day from the assets of the Variable Account at an annual rate of 1.25% (see "Deductions from the Variable Account," page 25).

         Charge for Optional Enhanced Death Benefit Rider: If elected, we deduct an annual charge of 0.20% of the Contract Value for this option (see "Charge for Optional Enhanced Death Benefit Rider," page 27).

         Premium Taxes: If a governmental entity imposes premium taxes, we will make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax. Premium taxes may range up to 3.5% (see "Premium Taxes," page 27).

         Investment Management Fees: Charges for investment management services and operating expenses are deducted daily from each portfolio of each Fund (see "Underlying Fund Annual Expenses," page 5, and the accompanying Fund prospectuses).

ARE THERE ANY OTHER CONTRACT PROVISIONS?

         For information concerning other important Contract provisions, see "Contract Rights and Privileges," page 27, and the remainder of this Prospectus.

HOW WILL THE CONTRACT BE TAXED?

         For a brief discussion of our current understanding of the federal tax laws concerning us and the Contract, see "Federal Income Tax
Considerations," page 37.

WHAT IF I HAVE QUESTIONS?

         We will be happy to answer your questions about the Contract or our procedures. Call or write to us at the phone number or address on the cover page. All inquiries should include the Contract number and the names of the Owner and the Annuitant.

         If you have questions concerning your investment strategies, please contact your registered representative.

                         SUMMARY OF CONTRACT EXPENSES

TRANSACTION EXPENSES

Sales Load Imposed on Purchases.........................................................................None
Premium Taxes     ......................................................................................See below(1)
Contingent Deferred Sales Charge  (as a percentage of Net Premium Payments surrendered or withdrawn)(2)
         Number of Completed Years from Date of Premium Payment
                           0............................................................................7%
                           1............................................................................6%
                           2............................................................................5%
                           3............................................................................4%
                           4............................................................................3%
                           5............................................................................2%
                           6............................................................................1%
                           7............................................................................0%

VARIABLE ACCOUNT ANNUAL EXPENSES (DEDUCTED DAILY AS A PERCENTAGE OF VARIABLE ACCOUNT CONTRACT VALUE)

Mortality and Expense Risk Charge.......................................................................1.25%
Administration Charge...................................................................................0.15%
                                                                                                        -----
Total Basic Variable Account Annual Percentage Expenses.................................................1.40%

ANNUAL CONTRACT FEE(3).................................................................................. $30

CHARGE FOR OPTIONAL ENHANCED DEATH BENEFIT RIDER(4).....................................................0.20%

(1) States may assess premium taxes on premiums paid under the Contract. Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment. National Life currently intends to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender. See "Premium Taxes", page 27.

(2) Each Contract Year, the Owner may withdraw without a Contingent Deferred Sales Charge (CDSC) an amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. In addition, any amount withdrawn in order for the Contract to meet minimum Distribution requirements under the Code shall be free of CDSC. Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax-Sheltered Annuity. This CDSC-free Withdrawal privilege does not apply in the case of full surrenders and is non-cumulative; that is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year; in addition, New Jersey and Washington do not permit this CDSC-free Withdrawal provision, in which case a different CDSC-free Withdrawal provision will apply (see "Contingent Deferred Sales Charge", page 25).

(3) The Annual Contract Fee is assessed only upon Contracts which as of the or applicable Contract Anniversary, have a Contract Value of less than $50,000 and is not assessed on Contract Anniversaries after the Annuitization Date.

(4) This charge, which applies to the Contract Value, is assessed only if the Owner has elected the Enhanced Death Benefit Rider. See "Optional Enhanced Death Benefit Rider", page 36.

      UNDERLYING FUND ANNUAL EXPENSES(5) (AS A PERCENTAGE OF UNDERLYING
                           FUND AVERAGE NET ASSETS)


                                                    Management             Other      Total Mutual
                                                         Fees,         Expenses,    Fund Expenses,
                                                 after expense     after expense     after expense
                                                 reimbursement     reimbursement     reimbursement
Sentinel Variable Products Trust
    Common Stock Fund                                0.00%              0.48%            0.48%
    Mid Cap Growth Fund                              0.19%              0.52%            0.71%
    Small Company Fund                               0.05%              0.52%            0.57%
    Growth Index Fund                                0.04%              0.56%            0.60%
    Money Market Fund                                0.00%              0.40%            0.40%

Alger American Fund:
    Alger American Growth Portfolio                  0.75%              0.04%            0.79%
    Alger American Leveraged AllCap Portfolio        0.85%              0.08%            0.93%
    Alger American Small Capitalization              0.85%              0.05%            0.90%

American Century Variable Portfolios, Inc.
    VP Value Portfolio                               1.00%              0.00%            1.00%
    VP Income & Growth Portfolio                     0.70%              0.00%            0.70%

Dreyfus Socially Responsible Growth Fund, Inc.
    Socially Responsible Growth Fund, Inc.           0.75%              0.04%            0.79%

Fidelity: Variable Insurance Products Fund I
    Equity Income Portfolio                          0.48%              0.08%            0.56%
    Growth Portfolio                                 0.58%              0.07%            0.65%
    High Income Portfolio                            0.58%              0.11%            0.69%
    Overseas Portfolio                               0.73%              0.14%            0.87%

Fidelity: Variable Insurance Products Fund II
    Contrafund Portfolio                             0.58%              0.07%            0.65%
    Index 500 Portfolio                              0.24%              0.04%            0.28%
    Investment Grade Bond Portfolio                  0.43%              0.11%            0.54%

INVESCO Variable Insurance Funds, Inc.
    VIF Dynamics Fund                                0.75%              0.51%            1.26%
    VIF Health Sciences Fund                         0.75%              0.73%            1.48%
    VIF Technology Fund                              0.75%              0.56%            1.31%

J.P. Morgan Series Trust II
    International Opportunities Portfolio            0.60%              0.60%            1.20%
    Small Company Portfolio                          0.60%              0.55%            1.15%

Market Street Fund, Inc.:
    Bond Portfolio                                   0.35%              0.17%            0.52%
    Managed Portfolio                                0.40%              0.16%            0.57%

Neuberger Berman  Advisers Management Trust
    Partners Portfolio                               0.80%              0.07%            0.87%

Strong Variable Insurance Funds, Inc.
    Mid Cap Growth Fund II                           1.00%              0.10%            1.10%

Strong Opportunity Fund II                           1.00%              0.10%            1.10%

(5) The Fund expenses shown above are assessed at the underlying Fund level and are not direct charges against Variable Account assets or reductions from Contract Values. These underlying Fund expenses are taken into consideration in computing each underlying Fund's net asset value, which is the share price used to calculate the unit values of the Variable Account. The management fees and other expenses are more fully described in the prospectuses for each individual underlying Fund. The information relating to the underlying Fund expenses was provided by the underlying Fund and was not independently verified by National Life. In the absence of any voluntary fee waivers or expense reimbursements, the Management Fees, Other Expenses, and Total Expenses of the Funds listed below would have been as follows:

                                               MANAGEMENT     OTHER       TOTAL MUTUAL
                                               FEES           EXPENSES    FUND EXPENSES
Sentinel Variable Products Trust:
     Common Stock Fund                            0.47%        0.52%        0.99%
     Mid Cap Growth Fund                          0.49%        0.52%        1.01%
     Small Company Fund                           0.50%        0.52%        1.02%
     Growth Index Fund                            0.30%        0.56%        0.86%
     Money Market Fund                            0.25%        0.52%        0.77%
Fidelity VIP Fund-Equity Income Portfolio         0.48%        0.09%        0.57%
Fidelity VIP Fund-Growth Portfolio                0.58%        0.08%        0.66%
Fidelity VIP Fund-Overseas Portfolio              0.73%        0.18%        0.91%
Fidelity VIP Fund II-Contrafund Portfolio         0.58%        0.09%        0.67%
Fidelity VIP Fund II-Index 500 Portfolio          0.24%        0.10%        0.34%
INVESCO Variable Insurance Funds, Inc.:
     VIF Dynamics Fund                            0.75%        1.53%        2.28%
     VIF Health Sciences Fund                     0.75%        2.11%        2.86%
     VIF Technology Fund                          0.75%        0.78%        1.53%
J.P. Morgan International Opportunities           0.60%        1.38%        1.98%
J.P. Morgan Small Company                         0.60%        1.97%        2.57%
Strong Mid Cap Growth Fund II                     1,00%        0.20%        1.20%
Strong Opportunity Fund II                        1.00%        0.20%        1.20%

It is anticipated that these reimbursement arrangements will continue, but there are no legal obligations to continue these arrangements for any particular period of time; if they are terminated the affected Fund's expenses may increase.


EXAMPLE

The following charts depict the dollar amount of expenses that would be incurred under this Contract assuming a $1000 investment and 5% annual return, and no election of the optional Enhanced Death Benefit Rider. THESE DOLLAR FIGURES ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN BELOW.


                                       If you surrender your           If you do not surrender        If you annuitize your
                                       Contract at the end of          your Contract at the end of    Contract at the end of
                                       the applicable time period.     the applicable time period.    the applicable time period.

Subaccount*                            1 Yr.   3 Yrs.  5 Yrs.  10 Yrs. 1 Yr.  3 Yrs. 5 Yrs.  10 Yrs.  1 Yr.**  3 Yrs. 5 Yrs. 10 Yrs.
Sentinel VPT Common Stock               90      110     134      224    20     60     104      224     20       60      104    224
Sentinel VPT Mid Cap Growth             92      117     145      247    22     67     115      247     22       67      115    247
Sentinel VPT Small Company              90      113     138      233    20     63     108      233     20       63      108    233
Sentinel  VPT Growth Index              91      114     140      236    21     64     110      236     21       64      110    236
Sentinel VPT Money Market               89      108     130      215    19     58     100      215     19       58      100    215
Alger American Growth                   93      119     149      255    23     69     119      255     23       69      119    255
Alger American Leveraged AllCap         94      124     156      269    24     74     126      269     24       74      126    269
Alger American Small Capitalization     94      123     154      266    24     73     124      266     24       73      124    266
American Century VP Income & Growth     92      117     145      246    22     67     115      246     22       67      115    246
American Century VP Value               95      126     159      275    25     76     129      275     25       76      129    275
Dreyfus Socially Responsible Growth     93      119     149      255    23     69     119      255     23       69      119    255

Fidelity VIP Fund-Equity Income         90      113     138      232    20     63     108      232     20       63      108    232
Fidelity VIP Fund-Growth                91      115     142      241    21     65     112      241     21       65      112    241
Fidelity VIP Fund-High Income           92      117     144      245    22     67     114      245     22       67      114    245
Fidelity VIP Fund - Overseas            93      122     153      263    23     72     123      263     23       72      123    263
Fidelity VIP Fund II-Contrafund         91      115     142      241    21     65     112      241     21       65      112    241
Fidelity VIP Fund II-Index 500          88      104     123      203    18     54     93       203     18       54       93    203
Fidelity VIP Fund II-Investment Grade
Bond                                    90      112     137      230    20     62     107      230     20       62      107    230
INVESCO VIF - Dynamics                  97      133     172      300    27     83     142      300     27       83      142    300
INVESCO VIF - Health Sciences           99      140     182      320    29     90     152      320     29       90      152    320
INVESCO VIF - Technology                98      135     174      305    28     85     144      305     28       85      144    305
J.P. Morgan International Opportunities 97      131     169      294    27     81     139      294     27       81      139    294
J.P. Morgan Small Company               96      130     167      290    26     80     137      290     26       80      137    290
Market Street Bond                      90      111     136      228    20     61     106      228     20       61      106    228
Market Street Managed                   90      113     138      233    20     63     108      233     20       63      108    233
Neuberger Berman AMT Partners           93      122     153      263    23     72     123      263     23       72      123    263
Strong Mid Cap Growth Fund II           96      129     164      285    26     79     134      285     26       79      134    285
Strong Opportunity Fund II, Inc.        96      129     164      285    26     79     134      285     26       79      134    285

*For purposes of computing the Annual Contract Fee, the Annual Contract Fee has been converted into a per-dollar per-day charge. The per-dollar per-day charge has been calculated by taking the total Annual Contract Fees received during 1999 and dividing by the average assets in the Variable Account. This works out to 0.06% per annum. The Annual Contract Fee is waived for Contracts with Contract Values of $50,000 or more.

**The Contract may not be annuitized in the first two years from the Date of Issue.

For an Owner who has elected the Enhanced Death Benefit Rider (see "Optional Enhanced Death Benefit Rider", page 36), and again assuming a $1000 investment and 5% annual return, the chart below depicts the annual expenses that would be incurred under this Contract:

                                       If you surrender your        If you do not surrender         If you annuitize your
                                       Contract at the end of       your Contract at the end of     Contract at the end of
                                       the applicable time period.  the applicable time period.     the applicable time period.

Subaccount*                               1 Yr.  3 Yrs.  5 Yrs. 10 Yrs. 1 Yr.  3 Yrs. 5 Yrs.  10 Yrs. 1 Yr.**  3 Yrs. 5 Yrs. 10 Yrs.
Sentinel VPT Common Stock                   91     116     144    244     21     66     114     244     21       66    114     244
Sentinel VPT Mid Cap Growth                 94     123     155    267     24     73     125     267     24       73    125     267
Sentinel VPT Small Company                  92     119     148    253     22     69     118     253     22       69    118     253
Sentinel VPT Growth Index                   93     120     149    256     23     70     119     256     23       70    119     256
Sentinel VPT Money Market                   91     114     140    236     21     64     110     236     21       64    110     236
Alger American Growth                       95     125     159    274     25     75     129     274     25       75    129     274
Alger Leveraged AllCap                      96     129     166    288     26     79     136     288     26       79    136     288
Alger American Small Capitalization         96     129     164    285     26     79     134     285     26       79    134     285
American Century VP Income & Growth         94     123     154    266     24     73     124     266     24       73    124     266
American Century VP Value                   97     131     169    294     27     81     139     294     27       81    139     294
Dreyfus Socially Responsible Growth         95     125     159    274     25     75     129     274     25       75    129     274
Fidelity VIP Fund-Equity Income             92     119     147    252     22     69     117     252     22       69    117     252
Fidelity VIP Fund-Growth                    93     121     152    261     23     71     122     261     23       71    122     261
Fidelity VIP Fund-High Income               94     122     154    265     24     72     124     265     24       72    124     265
Fidelity VIP Fund-Overseas                  95     128     163    282     25     78     133     282     25       78    133     282
Fidelity VIP Fund II-Contrafund             93     121     152    261     23     71     122     261     23       71    122     261
Fidelity VIP Fund II-Index 500              90     110     134    224     20     60     104     224     20       60    104     224
Fidelity VIP Fund II-Investment Grade Bond  92     118     147    250     22     68     117     250     22       68    117     250
INVESCO VIF - Dynamics                      99     139     181    319     29     89     151     319     29       89    151     319
INVESCO VIF - Health Sciences              101     145     192    339     31     95     162     339     31       95    162     339
INVESCO VIF - Technology                   100     140     184    323     30     90     154     323     30       90    154     323
J.P. Morgan International Opportunities     98     137     179    313     28     87     149     313     28       87    149     313
J.P. Morgan Small Company                   98     136     176    309     28     86     146     309     28       86    146     309
Market Street Bond                          92     117     146    248     22     67     116     248     22       67    116     248

Market Street Managed                       92     119     148    253     22     69     118     253     22       69    118     253
Neuberger Berman AMT Partners               95     128     163    282     25     78     133     282     25       78    133     282
Strong Mid Cap Growth Fund II               98     134     174    304     28     84     144     304     28       84    144     304
Strong Opportunity Fund II, Inc.            98     134     174    304     28     84     144     304     28       84    144     304

*For purposes of computing the Annual Contract Fee, the Annual Contract Fee has been converted into a per-dollar per-day charge. The per-dollar per-day charge has been calculated by taking the total Annual Contract Fees received during 1999 and dividing by the average assets in the Variable Account. This works out to 0.06% per annum. The Annual Contract Fee is waived for Contracts with Contract Values of $50,000 or more.

**The Contract may not be annuitized in the first two years from the Date of Issue.

         The purpose of the Summary of Contract Expenses and Example is to assist you in understanding the various costs and expenses that will be borne directly or indirectly when investing in the Contract. The expenses of the Variable Account as well as those of the underlying Funds are reflected in the Example. For more complete descriptions of the expenses of the Variable Account, see "Charges and Deductions", page 24. For more complete information regarding expenses paid out of the assets of the underlying Funds, see the underlying Fund prospectuses. Deductions for premium taxes may also apply but are not reflected in the Example shown above (see "Premium Taxes", page 27). Certain states impose a premium tax, currently ranging up to 3.5%.


                           ACCUMULATION UNIT VALUES

         The following table sets forth, for each of the Subaccounts which began operations on June 20, 1997, the accumulation unit value at June 20, 1997, the accumulation unit values at December 31, 1997, 1998 and 1999, and the number of accumulation units outstanding at December 31, 1999.


                                                                                                           Number of
                                              Accumulation   Accumulation    Accumulation   Accumulation   Accumulation Units
                                              Unit Value at  Unit Value at   Unit Value at  Unit Value at  Outstanding at
                                              6/20/97        12/31/97        12/31/98       12/31/99       12/31/99
-------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock Fund                         10.00           10.68          11.96          12.14           1,054,556
-------------------------------------------------------------------------------------------------------------------------------
Sentinel  VPT Mid Cap Growth Fund                      10.00           11.16          12.71          17.40             351,290
-------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Small Company Fund                        10.00           10.74          11.43          13.07              95,954
-------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Money Market Fund                         10.00           10.20          10.59          10.96             874,549
-------------------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                        10.00           10.65          15.55          20.51             620,993
-------------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio          10.00           11.00          12.53          17.73             243,153
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Equity Income Portfolio              10.00           10.84          11.93          12.51             704,688
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Growth Portfolio                     10.00           10.71          14.74          19.97             558,722
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-High Income Portfolio                10.00           10.83          10.22          10.90             398,907
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Overseas Portfolio                   10.00            9.45          10.51          14.78             238,593
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II-Contrafund Portfolio              10.00           10.95          14.04          17.20             495,265
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II-Index 500 Portfolio               10.00           10.88          13.77          16.37           1,479,594
-------------------------------------------------------------------------------------------------------------------------------
Market Street Bond                                     10.00           10.42          11.12          10.60             454,241
-------------------------------------------------------------------------------------------------------------------------------
Market Street Managed                                  10.00           10.64          11.80          11.74             555,721
-------------------------------------------------------------------------------------------------------------------------------
Strong Mid Cap Growth Fund                             10.00           11.26          14.29          26.76             318,572
-------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund II, Inc.                       10.00           11.16          12.50          16.63             200,977
-------------------------------------------------------------------------------------------------------------------------------

     The following table sets forth, for each of the Subaccounts which began operations on August 3, 1998, the accumulation unit value on August 3, 1998, the accumulation unit values on December 31, 1998 and 1999, and the number of accumulation units outstanding on December 31, 1999.

-----------------------------------------------------------------------------------------------------------
                                                Accumulation    Accumulation   Accumulation      Number of
                                               Unit Value at   Unit Value at  Unit Value at   Accumulation
                                                      8/3/98        12/31/98       12/31/99          Units
                                                                                               Outstanding
                                                                                               at 12/31/99
-----------------------------------------------------------------------------------------------------------
American Century VP Income & Growth                    10.00           10.96          12.76        183,236
-----------------------------------------------------------------------------------------------------------
American Century VP Value                              10.00           10.41          10.18         63,007
-----------------------------------------------------------------------------------------------------------
J.P. Morgan International Opportunities                10.00            9.69          13.06         25,478
-----------------------------------------------------------------------------------------------------------
J.P. Morgan Small Company                              10.00            9.98          14.21         30,934
-----------------------------------------------------------------------------------------------------------
Neuberger Berman Partners                              10.00           10.19          10.79         47,306
-----------------------------------------------------------------------------------------------------------

                       NATIONAL LIFE INSURANCE COMPANY,
                     THE VARIABLE ACCOUNT, AND THE FUNDS

NATIONAL LIFE INSURANCE COMPANY

         National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract's benefits. Financial Statements for National Life are contained in the Statement of Additional Information.

THE VARIABLE ACCOUNT

         The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law. National Life has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act. Such registration does not involve supervision of the management of the Variable Account or National Life by the Securities and Exchange Commission.

         The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct. National Life does not guarantee the investment performance of the Variable Account. Obligations under the Contracts are obligations of National Life. Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

         Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner. A separate Subaccount is established within the Variable Account for each of the Fund options.

UNDERLYING FUND OPTIONS

         You may choose from among a number of different Subaccount options. However, National Life reserves the right to limit the number of different Subaccounts, other than the Sentinel Variable Products Money Market Subaccount, used in any Contract over its entire life to 16.

         Summary information, including the investment objectives for each of the underlying Funds held in the Subaccounts is set forth below. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

         The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.


SENTINEL VARIABLE PRODUCTS TRUST

      The Common Stock, Mid Cap Growth, Small Company, Growth Index and Money Market Subaccounts of the Variable Account invest in shares of Sentinel Variable Products Trust, a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Sentinel Variable Products Trust shares represents an interest in a separate portfolio within the Trust. They are purchased and redeemed by the corresponding Subaccounts of the Variable Account. Sentinel Variable Products Trust sells and redeems its shares at net asset value without a sales charge.

      The investment objectives of Sentinel Variable Products Trust's Funds are set forth below. The investment experience of each of the Subaccounts of the Variable Account depends on the investment performance of the corresponding Fund. There is no assurance that any Fund will achieve its stated objective.

         The Common Stock Fund. The Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies.

         The Mid Cap Growth Fund. The Mid Cap Growth Fund seeks growth of capital, by focusing its investments on common stocks of mid-sized growing companies. Income is not a factor in selecting stocks.

         The Small Company Fund. The Small Company Fund seeks growth of capital, by investing mainly in common stocks of small companies that National Life Investment Management believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks.

         The Growth Index Fund. The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index.

         The Money Market Fund. The Money Market Fund seeks as high a level of current income as is consistent with stable principal values and liquidity by investing exclusively in dollar-denominated money market instruments, including U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations.

      National Life Investment Management Company, Inc. ("NLIMC") manages each of the Funds of Sentinel Variable Products Trust. NLIMC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. NLIMC is a wholly owned subsidiary of National Life.

      A full description of Sentinel Variable Products Trust, its investment objectives and policies, its risks, expenses, and other aspects of its operation is contained in the attached Prospectus for Sentinel Variable Products Trust, which you should read together with this Prospectus.


ALGER AMERICAN FUND

      The Separate Account has three Subaccounts which invest exclusively in shares of Portfolios of the Alger American Fund. The Alger American Fund is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series of shares, each of which represents an interest in a Portfolio of the Alger American Fund. Shares of these Portfolios are purchased and redeemed by the Separate Account at net asset value without a sales charge.

      The investment objectives of the Portfolios of the Alger American Fund in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

      Alger American Growth Portfolio. This Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

      Alger American Leveraged AllCap Portfolio. This Portfolio seeks long-term capital appreciation. It invests in the equity securities of companies of any size which demonstrate promising growth potential. This Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.

      Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.

      The Alger American Alger American Growth Portfolio, the Alger American Leveraged AllCap Portfolio and the Alger American Small Capitalization Portfolio are managed by Fred Alger Management, Inc.

      A full description of the Alger American Fund, the investment objectives and policies of the Portfolios, the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the Alger American Small Capitalization Portfolio, the Alger American Growth Portfolio and the Alger American Leveraged AllCap Portfolio.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

      The Separate Account has one Subaccount which invests exclusively in shares of the VP Value portfolio, and one Subaccount which invests exclusively in shares of VP Income & Growth portfolio, each of which are series of American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of these Portfolios will be purchased and redeemed by the Separate Account at net asset value without a sales charge.

      The investment objectives of the Portfolios of American Century Variable Portfolios, Inc. in which the Subaccounts are expected to invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

      VP Income & Growth. To seek dividend growth, current income and capital appreciation. The Portfolio will seek to achieve its investment objective by investing in common stocks.

      VP Value. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

      The VP Value Portfolio and the VP Income & Growth Portfolio of the American Century Variable Portfolios, Inc. are managed by American Century Investment Management, Inc. A full description of these Portfolios, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for VP Value and VP Income & Growth.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

       The Variable Account has one Subaccount which invests exclusively in shares of The Dreyfus Socially Responsible Growth Fund, Inc. This Fund is registered with the SEC as a diversified open-end management investment company.

       The investment objective of The Dreyfus Socially Responsible Growth Fund, Inc. is set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that the Fund will achieve its stated objective.

       The Dreyfus Socially Responsible Growth Fund, Inc. The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund invests primarily in the common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

       The Dreyfus Socially Responsible Growth Fund, Inc. is managed by The Dreyfus Corporation. A full description of this Fund, its investment objectives and policies, and the risks, expenses and other aspects of its operation is contained in the attached Prospectus for The Dreyfus Socially Responsible Growth Fund, Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS
FUND II

      The Separate Account has four Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") and three Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund II ("VIP Fund II"). Like the Market Street Fund, the VIP Fund and the VIP II Fund are "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the VIP Fund or VIP Fund II. Shares of these Portfolios are purchased and redeemed by the Separate Account at net asset value without a sales charge.

      The Equity-Income, Growth, High Income, and Overseas Portfolios of the VIP Fund and the Contrafund, Index 500 and Investment Grade Bond Portfolios of the VIP Fund II are managed by Fidelity Management and Research Company ("FMR"). Bankers Trust Company currently serves as sub-advisor to the Index 500 Portfolio. FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors for the Overseas Portfolio.

      The investment objectives of the Portfolios of the VIP Fund and the VIP Fund II in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

      Equity-Income Portfolio. This Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Composite Index of 500

Stocks ("S&P 500"). FMR normally invests at least 65% of the Portfolio's assets in income-producing equity securities.

      Growth Portfolio. This Portfolio seeks capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential.

      High Income Portfolio. This Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. The risks of investing in these high-yielding, high-risk securities is described in the attached Prospectus for the VIP Fund, which should be read carefully before investing.

      Overseas Portfolio. This Portfolio seeks long term growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in foreign securities. FMR normally invests the Portfolio's assets primarily in common stocks.

      Contrafund Portfolio. This Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public.

      Index 500 Portfolio. This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Bankers Trust Company normally invests at least 80% of the Portfolio's assets in common stocks included in the S&P 500.

      Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. It normally invests in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

      A full description of the VIP Fund and VIP Fund II, the investment objectives and policies of the Portfolios, the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the VIP Fund and VIP Fund II.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

      The Variable Account has three Subaccounts which invests exclusively in shares of the following three series of INVESCO Variable Investment Funds,
Inc.:

      INVESCO VIF - Dynamics Fund
      INVESCO VIF - Health Sciences Fund
      INVESCO VIF - Technology Fund

      INVESCO Variable Investment Funds, Inc. is a mutual fund registered with the SEC as a diversified open-end management investment company issuing shares of a number of Funds. Shares of these Funds are purchased and redeemed by the Variable Account at net asset value without a sales charge.

      The investment objectives of the INVESCO Variable Investment Funds, Inc. Funds in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that any of these Funds will achieve its stated objective.

      INVESCO VIF - Dynamics Fund. This Fund seeks to make an investment grow. It is actively managed. The Fund invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in common stocks of mid-sized U.S.

companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase - but also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds.

     INVESCO VIF - Health Sciences Fund. This Fund seeks to make an investment grow. It is aggressively managed. Although the Fund can invest in debt securities, it primarily invests in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, health care facilities, and applied research and development of new products or services.

     INVESCO VIF - Technology Fund. This Fund seeks to make an investment grow. It is aggressively managed. Although the Fund can invest in debt securities, it primarily invests in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet, IT services and consulting, oceanography, office and factory automation, networking, robotics, and video.

     The INVESCO VIF Dynamics Fund, Health Sciences Fund and Technology Fund are managed by INVESCO Funds Group, Inc. A full description of these Funds, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the INVESCO VIF - Dynamics Fund, the INVESCO VIF - Health Sciences Fund, and the INVESCO VIF - Technology Fund.


J.P. MORGAN SERIES TRUST II

       The Separate Account has one Subaccount which invests exclusively in shares of the J.P. Morgan International Opportunities Portfolio, and one Subaccount which invests exclusively in shares of J.P. Morgan Small Company Portfolio, each of which are series of J.P. Morgan Series Trust II. J.P. Morgan Series Trust II is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of these Portfolios will be purchased and redeemed by the Separate Account at net asset value without a sales charge.

      The investment objectives of the J.P. Morgan Series Trust II Portfolios in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

      J.P. Morgan International Opportunities Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

      J.P. Morgan Small Company Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations of less than $1 billion. The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of large companies.

      The J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio of the J.P. Morgan Series Trust II are managed by J.P. Morgan Investment Management Inc. A full description of these Portfolios, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio.


THE MARKET STREET FUND

         The Bond and Managed Subaccounts of the Separate Account invest in shares of The Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Market Street Fund shares represents an interest in a separate portfolio within the Fund. They are purchased and redeemed by the corresponding Subaccounts of the Separate Account. The Market Street Fund sells and redeems its shares at net asset value without a sales charge.

         The investment objectives of the Market Street Fund's Portfolios you may choose for your Policy are set forth below. The investment experience of each of the Subaccounts of the Separate Account depends on the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

         The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

         The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

        Sentinel Advisors Company ("SAC") manages the Bond and Managed Portfolios. SAC is registered as an investment adviser under the Investment Advisers Act of 1940. SAC is a partnership whose partners are affiliates of National Life, Provident Mutual Life Insurance Company ("Provident Mutual"), and The Penn Mutual Life Insurance Company. National Life's affiliate is currently the managing partner of SAC and is entitled to the majority share of SAC's profit or loss. It is expected that SAC will be replaced as investment advisor to these two Portfolios in the near future.

      A full description of the Market Street Fund, its investment objectives and policies, its risks, expenses, and other aspects of its operation is contained in the attached Prospectus for the Market Street Fund, which you should read together with this Prospectus.


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

      The Separate Account has one Subaccount which invests exclusively in shares of the Partners Portfolio, a series of Neuberger Berman Advisers Management Trust. Neuberger Berman Advisers Management Trust ("AMT") is registered with the SEC as a diversified open-end management investment company. AMT has nine separate series, which are called Portfolios. Shares of each Portfolio represent an interest in that Portfolio.

      The investment objectives of the Partners Portfolio are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that the Portfolio will achieve its stated objective.

      Partners Portfolio. To seek growth of capital. This Portfolio invests mainly in common stock of mid-to large-capitalization companies. Its investment co-managers seek securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all points of the market cycle. The Portfolio generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

         The Partners Portfolio of Neuberger Berman Advisers Management Trust is managed by Neuberger Berman Management Inc. Neuberger Berman, LLC is the sub-adviser. A full description of this Portfolio, its investment objectives and policies, and the risks, expenses and other aspects of its operation is contained in the attached Prospectus for the Partners Portfolio of Neuberger Berman Advisers Management Trust.


STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG OPPORTUNITY FUND II, INC.

      The Separate Account has one Subaccount which invests exclusively in shares of the Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and one Subaccount which invests exclusively in shares of Strong Opportunity Fund II, Inc. Strong Variable Insurance Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, and Strong Opportunity Fund II is a single series mutual fund also registered with the SEC as a diversified open-end management investment company. Shares of these Funds will be purchased and redeemed by the Separate Account at net asset value without a sales charge.

      The investment objectives of the Strong Funds in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

      Mid Cap Growth Fund II . This Portfolio seeks capital growth. It invests primarily in equity securities that the advisor believes have above-average growth prospects.

      Strong Opportunity Fund II, Inc. This Fund seeks capital appreciation through investments in a diversified portfolio of equity securities.

      The Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. are managed by Strong Capital Management, Inc.

      A full description of the Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the Mid Cap Growth Fund II and Strong Opportunity Fund II, Inc.


OTHER INFORMATION

         Contractual Arrangements. National Life has entered into or may enter into agreements with Funds pursuant to which the adviser or distributor pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other separate accounts. These percentages may differ and we may be paid a greater percentage by some investment advisers or distributors than other advisers or distributors. These agreements reflect administrative services we provide. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Contract. The amount of this compensation with respect to the Contract during 1999, which is based upon the indicated percentages of assets of each Fund attributable to the Contract, is shown below:

---------------------------------------------------------------------------------------------------------------
                     Portfolios of the                             % of Assets        Revenues National Life
                                                                                       Received During 1999
---------------------------------------------------------------------------------------------------------------
Alger American Fund                                                     0.10%           $   9,460.60
---------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.                              0.20%               2,903.77
---------------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II                                             0.20%                 658.53
---------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisers Management Trust                              0.15%                 359.78
---------------------------------------------------------------------------------------------------------------
Strong VIF and Opportunity Fund II                                      0.20%              10,457.91
---------------------------------------------------------------------------------------------------------------

         With respect to Fidelity VIPF and VIPF II Funds, an agreement was reached during 2000 under which National Life would receive compensation equal to 0.10% of assets (except 0.05% with respect to the Index 500 Portfolio). National Life will receive compensation equal to 0.20% for assets in Dreyfus Socially Responsible Growth Fund, Inc. and equal to 0.25% for assets in INVESCO Variable Insurance Funds, Inc. These arrangements may change from time to time, and may include more Funds in the future.

         Conflicts of Interest. The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying Fund or Funds which are involved in the conflict.

                 DETAILED DESCRIPTION OF CONTRACT PROVISIONS

ISSUANCE OF A CONTRACT

         The Contract is available to Owners up to and including age 85 on the Date of Issue. If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue. If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners. At our discretion, we may issue Contracts at ages higher than age 85.

         In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI"), the principal underwriter of the Contracts or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.

         A tax-favored arrangement, including an IRA and a Roth IRA, should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

PREMIUM PAYMENTS

         The Initial Premium Payment. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and must be at least $1500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums. For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts must be at least $3000.

         Subsequent Premium Payments. Subsequent Premium Payments may be made at any time, but must be at least $100 ($50 for Individual Retirement Annuities). We may accept lower Premium

Payments at our discretion if the Premium Payments are remitted electronically. Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment. For Contracts purchased in the States of Oregon and Massachusetts, we are not permitted to accept subsequent Premium Payments on or after the third Contract Anniversary.

         The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) Annuitant may not exceed $1,000,000 without our prior consent.

         Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

         Allocation of Net Premium Payments. In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account and/or the Fixed Account. These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see "Telephone Transaction Privilege", page 32).

         The percentages of Net Premium Payments that may be allocated to any Subaccount or the Fixed Account must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. We allocate the initial Net Premium Payment within two business days after receipt, if the application and all information necessary for processing the order are complete.

         If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application. If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete. Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.

         We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments, based on your allocation percentages then in effect. At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares. The net asset value of the shares purchased are converted into Accumulation units.

         We reserve the right to limit the number of Variable Account Subaccounts, other than the Market Street Money Market Subaccount, used in a single Contract over the entire life of the Contract to 16.

         The Subaccount values will vary with their investment experience, and you bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

         We offer a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment comes from the surrender of an annuity contract issued by National Life's affiliate, Life Insurance Company of the Southwest. We pay this credit after the free look right with respect to the Contract has expired.

TRANSFERS

         You may transfer the Contract Value among the Subaccounts of the Variable Account and between the Variable Account and the Fixed Account (subject to the limitations set forth below) by making a written transfer request. If you elect the telephone transaction privilege, you may make transfers by telephone. See "Telephone Transaction Privilege", page 32. Transfers are made as of the Valuation Day that the request for transfer is received at the Home Office. Transfers to or from the Subaccounts may be postponed under certain circumstances. See "Payments," page 31.

         We currently allow transfers to the Fixed Account of all or any part of the Variable Account Contract Value, without charge or penalty. We reserve the right to restrict transfers to the Fixed Account to 25% of the Variable Account Contract Value during any Contract Year.

         You may, (only one each year and within 45 days after the end of the calendar year) transfer a portion of the unloaned value in the Fixed Account to the Variable Account. Prior to the end of the calendar year, we determine the maximum percentage that may be transferred from the Fixed Account. This percentage will be at least 10% of the Contract Value in the Fixed Account (25% in New York). After a transfer from the Fixed Account to the Variable Account, we reserve the right to require that the value transferred remain in the Variable Account for at least one year before it may be transferred back to the Fixed Account.

         We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

         We have no current intention to impose a transfer charge in the foreseeable future. However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of twelve transfers in any one Contract Year. See "Transfer Charge", page 26.

VALUE OF A VARIABLE ACCOUNT ACCUMULATION UNIT

         We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations. We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. No minimum value of an Accumulation Unit is guaranteed. The number of Accumulation Units will not change as a result of investment experience.

         Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor.

         - The Net Investment Factor measures the daily investment performance of that Subaccount.

         - The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

         - Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares, because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

         Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (the Market Street Money Market Portfolio).

  DETERMINING THE CONTRACT VALUE

         The Contract Value is the sum of:

         1) the value of all Variable Account Accumulation Units, and

         2) amounts allocated and credited to the Fixed Account, minus any outstanding loans on the Contract and accrued interest on such loans.

         When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that the your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value. Value held in the Fixed Account is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to Contingent Deferred Sales Charges, the Annual Contract Fee, optional Enhanced Death Benefit Rider charge, and premium taxes, if applicable.

ANNUITIZATION

         Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin. You select the Maturity Date on the application. The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts). If no specific Maturity Date is selected, the Maturity Date will be the date you reach age 90 (the Annuitant's age 90 if the Owner is not a natural person); or, if later, 10 years after the Date of Issue. You may elect a single payment equal to the cash Surrender Value on the Maturity Date, rather than annuity payments.

         If you request in writing (see "Ownership Provisions", page 23), and we approve the request, the Maturity Date may be accelerated or deferred.

         Election of Payment Options. You may, with prior written notice and, at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment. We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

         If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3
- Payments for Life with 120 months certain. You may elect, revoke or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice. The Annuity Payment Options available are described below.

         Frequency and Amount of Annuity Payments. We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments. If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected. In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100. In no event will we make payments under an annuity option less frequently than annually.

ANNUITIZATION - VARIABLE ACCOUNT

         We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

         - Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account;

         - To establish the number of Annuity Units representing each monthly annuity payment, the dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;

         - The number of Annuity Units remains fixed during the annuity payment period;

         - The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and

         - The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

          Once payments have begun, future payments will not reflect any changes in mortality experience.

         Value of an Annuity Unit. The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased. The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see "Net Investment Factor", page 19).

         Assumed Investment Rate. A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts. We may make assumed investment rates available at rates other than 3.5%. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

ANNUITIZATION - FIXED ACCOUNT

         A Fixed Annuity is an annuity with payments which are guaranteed as to dollar amount during the annuity payment period. We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the Chosen Human Being, if applicable. The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date. The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

         We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

ANNUITY PAYMENT OPTIONS

         Any of the following Annuity Payment Options may be elected:

         Option 1-Payments for a Stated Time. We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.

         Option 2-Payments for Life-An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being. It would be possible under this option for the payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

         Option 3-Payments for Life with Period Certain-Guaranteed - An annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

         We may allow other Annuity Payment Options.

         Some of the stated Annuity Payment Options may not be available in all states. You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If a request is approved by us, it will be permitted under the Contract.

         Qualified Contracts (except Roth IRA's before the Owner's death) are subject to the minimum Distribution requirements set forth in the Code.

         Under Payment Option 1, you may change to any other Payment Option at any time. At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments. Under Payment Option 1, you may also fully surrender the Contract at any time. A surrender is subject to any applicable Contingent Deferred Sales Charge at the time of the surrender.

DEATH OF OWNER

         If you or a Joint Owner dies prior to the Annuitization Date, then we will pay (unless the Enhanced Death Benefit Rider has been elected) a Death Benefit to the Beneficiary.

         If you or a Joint Owner dies prior to attaining age 81, the Death Benefit will be equal to the greater of:

                  (a) the Contract Value, or

                  (b) the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and in each case minus any applicable premium tax charge to be assessed upon distribution.

         If you or a Joint Owner dies after attaining age 81, then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

         Unless the Beneficiary is the deceased Owner's (or Joint Owner's) spouse, the Death Benefit must be distributed within five years of such Owner's death. The Beneficiary may, elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the Owner's death and is currently available only as a Fixed Annuity. If the Beneficiary is the spouse of the deceased Owner (or

Joint Owner), then the Contract may be continued without any required Distribution. If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

         Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner.

DEATH OF ANNUITANT PRIOR TO THE ANNUITIZATION DATE

         If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary. If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant's death, the Contract may be continued without any required Distribution. If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner. If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

         In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive in writing:

         (1) due proof of the Annuitant's or an Owner's (or Joint Owner's) death;

         (2) an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

         (3) any form required by state insurance laws.

         If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law. If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.


GENERATION-SKIPPING TRANSFERS

         We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

         A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

OWNERSHIP PROVISIONS

         Unless otherwise provided, the Owner has all rights under the Contract. If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract. If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract. The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

         Prior to the Annuitization Date, the Owner may name a new Owner. Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see "Federal Income Tax Considerations", page
37). Any change of Owner will automatically revoke any prior Owner designation. Any request for change of Owner must be (1) made by proper written application, (2) received and recorded by National Life at its Home Office, and (3) may include a signature guarantee as specified in the "Surrender and Withdrawal" provision on page 30. The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time it was received and recorded.

         The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to us and must be signed by the Owner, and the person to be named as Annuitant or contingent Annuitant. Any such change is subject to underwriting and approval by us.


                            CHARGES AND DEDUCTIONS

         All of the charges described in this section apply to Variable Account allocations. Allocations to the Fixed Account are subject to Contingent Deferred Sales Charges, the Annual Contract Fee and Premium Tax deductions and the charge for the Enhanced Death Benefit Rider, if applicable. The Fixed Account is not subject to the Mortality and Expense Risk Charge and the Administration Charge. We may realize a profit from any of these charges. Any such profit may be used for any purpose, including payment of distribution expenses.

         We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. More particularly, the administrative services include:

     -    processing applications for and issuing the Contracts;

     - processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);

     -    maintaining records;

     -    administering annuity payouts;

     - furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

     -    reconciling and depositing cash receipts;

     -    providing Contract confirmations;

     -    providing toll-free inquiry services; and

     -    furnishing telephone transaction privileges.

     The risks we assume include:

     (1) the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);

     (2) the risk that Death Benefits, or the Enhanced Death Benefit under the optional Enhanced Death Benefit Rider, will exceed the actual Contract Value;

     (3) the risk that more Owners than expected will qualify for and exercise waivers of the Contingent Deferred Sales Charge; and

     (4) the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).

         The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the Contingent Deferred Sales Charge collected may not fully cover all of the distribution expenses we incur. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

DEDUCTIONS FROM THE VARIABLE ACCOUNT

      We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value. The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

CONTINGENT DEFERRED SALES CHARGE

         We may pay a commission up to 6.5% (7.0% during certain promotional periods) for the sale of a Contract; however, we make no deduction for a sales charge from the Premium Payments for these Contracts. However, if a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a Contingent Deferred Sales Charge ("CDSC") not to exceed 7% of the lesser of the total of all Net Premium Payments made within 84 months prior to the date of the request to surrender or the amount withdrawn.

         The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered. For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments. No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments. For tax purposes, a surrender is usually treated as a withdrawal of earnings first. This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

         The CDSC applies to Net Premium Payments as follows:

NUMBER OF COMPLETED     CONTINGENT DEFERRED    NUMBER OF COMPLETED       CONTINGENT DEFERRED
YEARS FROM DATE OF      SALES CHARGE           YEARS FROM DATE OF        SALES CHARGE
NET PREMIUM PAYMENT     PERCENTAGE             NET PREMIUM PAYMENT       PERCENTAGE
-------------------     --------------------   --------------------      --------------------
         0                    7%                        4                      3%
         1                    6%                        5                      2%
         2                    5%                        6                      1%
         3                    4%                        7                      0%

         In any Contract Year after the first Contract Year (except in the states referred to in the last sentence of this paragraph) you may make Withdrawals without a CDSC of an aggregate amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender. The CDSC-free feature is also non-cumulative. This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC. In the first Contract Year a CDSC-free Withdrawal is available only by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see "Available Automated Fund Management Features-Systematic Withdrawals", page 32), or by making a Withdrawal which is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies. You may be subject to a tax penalty if you take Withdrawals prior to age 59 1/2 (see "Federal Income Tax Considerations", page 37). In New Jersey and Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

         In addition, no CDSC will be deducted:

         (1)  upon the Annuitization of Contracts,

         (2) upon payment of a death benefit pursuant to the death of the Owner, or

         (3) from any values which have been held under a Contract for at least 84 months.

         No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account and the Variable Account.

         When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

         (a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and where

         (b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

         We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

         We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request. This waiver is not available in the States of New Jersey and New York.

ANNUAL CONTRACT FEE

      For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30.00. This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000. No Annual Contract Fee will be assessed after the Annuitization Date. This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

TRANSFER CHARGE

      Currently, unlimited free transfers are permitted among the Subaccounts, and transfers between the Fixed Account and the Variable Account are permitted free of charge within the limits described on page 18. We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Contract Year. We would not anticipate making a profit on any future transfer charge.

      If we impose a transfer charge, we will deduct it from the amount being transferred. All transfers requested on the same Valuation Day are treated as one transfer transaction. Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is being made. These transfers will not count against the twelve free transfers in any Contract Year.

PREMIUM TAXES

         If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax, currently ranging up to 3.5%. We will pay premium taxes at the time imposed under applicable law. Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment. We currently intend to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

CHARGE FOR OPTIONAL ENHANCED DEATH BENEFIT RIDER

         Annual charges are made if you elect the optional Enhanced Death Benefit Rider. See "Optional Enhanced Death Benefit Rider," page 36. The annual charge for the Enhanced Death Benefit Rider is 0.20% of Contract Value as of the date the charge is deducted. The annual charge will be deducted at issue (or at the time of election, if elected after issue), and then on each Contract Anniversary thereafter, up to and including age 80 on an age-nearest-birthday basis as of the relevant Contract Anniversary. After age 80, we will discontinue the charge. We will make the charge pro rata from the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

OTHER CHARGES

         The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds. Information on the fees and expenses for the Funds is set forth in "Underlying Fund Annual Expenses" on page 5.

         More detailed information is contained in the Funds' prospectuses which accompany this prospectus.

                        CONTRACT RIGHTS AND PRIVILEGES

FREE LOOK

         You may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the Contract and receive a refund of the Contract Value plus any charges assessed at issue, including the Annual Contract Fee, charge for the optional Enhanced Death Benefit Rider, and any premium tax, unless otherwise required by state and/or federal law. Some states may require a longer free look period. Where the Contract Value is refunded, you will have borne the investment risk and been entitled to the benefit of the investment performance of the chosen Subaccounts during the time the Contract was in force.

         In the case of IRA's and states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

         In order to revoke the Contract, it must be mailed or delivered to our Home Office. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office.

         The liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to you will be paid by us.

LOAN PRIVILEGE - TAX SHELTERED ANNUITIES

         Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract. Loans will be subject to the terms of the Contract and the Code.

         If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available anytime prior to the Annuitization Date. We may limit the number of loans available on a single contract. You will be able to borrow a minimum of $1500 (we may permit lower amounts). The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract. In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities or other Qualified Contracts, including this Contract, exceed the lesser of:

         (a) 50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities or other Qualified Contracts (or in the case of non-ERISA Plans, $10,000 if greater); and

         (b)      $50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made. The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.

         All loans will be made from the Collateral Fixed Account. When a loan is taken an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account. We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value. No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

         Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than an annual rate of 3.0%. On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

         Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase your principal residence must be repaid within 20 years. During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement. The maximum interest rate will be the greater of :

         - the Moody's Corporate Bond Yield Average - Monthly Average Corporates, as published by Moody's Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or

         -    4%.

         The loan interest rate is subject to change on each Contract Anniversary. If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount.

We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more. We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year. The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%.

         Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due. Corresponding to the due date of each loan repayment, we will establish a "billing window" defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

         Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal. The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement, are the amounts if all loan repayments are made exactly on the due date. The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date. The amount of principal will be the repayment amount minus the interest. The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

         Loan repayments received outside of the billing window will be processed as a repayment of principal only. Only repayments received within the billing window may satisfy the amount due. If a payment received within the billing window is less than the amount due, it will be returned to you.

         If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default. This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes, but will not be offset against the Contract Value until such time as a distribution may be made. On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

         If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest. If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, we may restrict any transfer of the Contract which would otherwise qualify as a transfer as permitted in the Code.

         Loans may also be subject to additional limitations or restrictions under the terms of the employer's plan. Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), a loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. You should seek competent legal advice before requesting a loan.

         If a loan is outstanding, all payments received from you will be considered loan repayments. Any payments received from your employer will be considered premium payments. We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans. We also reserve the right to assess a loan processing fee. IRA's, Non-Qualified Contracts and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.

SURRENDER AND WITHDRAWAL

         At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract. "Proper written application" means that you must request the surrender in writing and include the Contract. We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

         We will, upon receipt of any such written request, pay to you the Cash Surrender Value. The Cash Surrender Value will reflect any applicable CDSC (see "Contingent Deferred Sales Charge", page 25), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see "Premium Taxes", page 27). The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

         We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

         At any time before the death of the Owner and after 30 days from the Date of Issue, the Owner may make a Withdrawal of a portion of the Contract Value. The minimum Withdrawal is $500, except where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner's investment advisor. At least $3500 in Contract Value must remain after any Withdrawal.

         Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. See "Contingent Deferred Sales Charge", page 25. However, see "Available Automated Fund Management Features-Systematic Withdrawals" page 33, for information on a limited means of making systematic Withdrawals in the first year free of the CDSC. Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code. Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first. This method will tend to minimize the amount of the CDSD.

         The Withdrawal will be taken from the Subaccounts based on your instructions at the time of the Withdrawal. If you provide specific instructions, amounts must be deducted first from the Variable Account and may only be deducted from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal. If specific allocation instructions are not provided, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account. Any CDSC associated with a Withdrawal will be deducted from the Subaccounts and from the Fixed Account based on the allocation percentages of the Withdrawal. Any amount of CDSC that we deduct from a Subaccount which is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account. If the Withdrawal cannot be processed in accordance with your instructions, then we will not process it until we receive further instructions.

      A Surrender or a Withdrawal may have tax consequences. See "Federal Income Tax Considerations", page 37.

PAYMENTS

         We will pay any funds surrendered or withdrawn from the Variable Account within 7 days of receipt of such request. However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

         (1) when the New York Stock Exchange ("Exchange") is closed,

         (2) when trading on the Exchange is restricted,

         (3) when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or

         (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders.

The rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (2) and (3) exist.

         We reserve the right to delay payment of any amounts allocated to the Fixed Account which are payable as a result of a Surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

SURRENDERS AND WITHDRAWALS UNDER A TAX-SHELTERED ANNUITY CONTRACT

         Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

         (a) The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in
                  Section 403(b)(7) of the Code, may be executed only:

                  1. when the Owner attains age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of Code Section 72(m)(7)); or

                  2. in the case of hardship (as defined for purposes of Code Section 401 (k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

         (b) The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

                  1. salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

                  2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

                  3. all amounts transferred from 403(b)(7) Custodial Accounts (except that earnings, and employer contributions as of December 31, 1988 in such Custodial Accounts may be withdrawn in the case of hardship).

         (c) Any Distribution other than the above, including exercise of a contractual ten-day free look provision (when available) may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity.

         A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life's understanding of the withdrawal restrictions which are currently applicable under Section 403(b)(11) and Revenue Ruling 90-24. Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

         The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts.

TELEPHONE TRANSACTION PRIVILEGE

      If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or portfolio rebalancing, and in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, by providing instructions to us at our Home Office over the telephone. You can make the election either on the application for the Contract or by providing a proper written authorization to us. We reserve the right to suspend telephone transaction privileges at any time and for any reason. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

      We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if those reasonable procedures are not followed. The procedures followed for telephone transfers will include one or more of the following:

      (1) requiring some form of personal identification prior to acting on instructions received by telephone,

      (2) providing written confirmation of the transaction, and

      (3) making a tape recording of the instructions given by telephone.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

      We currently offer the following free automated fund management features. However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued. Only one automated fund management feature is available under any single Contract at one time.

      Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us.

      If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds. This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

      This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets. For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

      Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the initial application or after issue by completing a change request form and sending it to us.

      In Contracts utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer takes place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages. This procedure starts with the Monthly Contract Date three, six or twelve months after the Date of Issue and continues on each Monthly Contract Date three, six or twelve months thereafter. Contracts electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or twelve months thereafter. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form.

      If you change the Contract's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

      Portfolio Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts which have had relatively unfavorable investment performance. Portfolio rebalancing does not guarantee a profit or protect against a loss.

         Systematic Withdrawals. At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis. You may provide specific instructions as to how the systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal. If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis. Each systematic Withdrawal is subject to federal income taxes. In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59 1/2. If you direct, we will withhold federal income taxes from each systematic Withdrawal. A systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Contract Value to be $3,500 or less. If this happens, then the systematic Withdrawal transaction causing the Contract Value to fall below $3500 will not be processed. You may discontinue systematic Withdrawals at any time by notifying us in writing.

         A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in "Contingent Deferred Sales Charge", page 25. If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington

- see "Contingent Deferred Sales Charge," page 25). Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

         Limited systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue). These systematic Withdrawals are limited to monthly systematic Withdrawal programs only. The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state). These systematic Withdrawals will not be subject to a CDSC. The other rules for systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals.

CONTRACT RIGHTS UNDER CERTAIN PLANS

      Contracts may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan, and benefits available to participants under the plan are governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

                              THE FIXED ACCOUNT

      Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account are not registered under the Securities Act of 1933 ("Securities Act"), nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion. Disclosures regarding the Fixed Account portion of the Contract and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

      The Fixed Account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account. Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments. We will invest the assets of the Fixed Account in those assets we choose and allowed by applicable law.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

      The Contract Value held in the Fixed Account which is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate of 3.0%. We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts remains in effect for twelve months. At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 3.0% per year in our discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

         Amounts deducted from the unloaned portion of the Fixed Account for the charge for the optional Enhanced Death Benefit Rider, the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis. Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

         National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3.0% per annum or shorten the period for which the interest rate applies to less than 12 months.

        For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

ENHANCED FIXED ACCOUNT

        During special promotional periods (the "offer period"), we may make available to the Contracts a special Fixed Account Option, called the "Enhanced Fixed Account". The Enhanced Fixed Account, when available, allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate that that otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account.

        During an offer period (which will be from time to time at our discretion), the Enhanced Fixed Account will be available to new and existing Contract Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time of the offer. Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account. We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period. When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at www.nationallife.com.

        We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts. The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account. We will declare this percentage at the time of the offer, in our discretion. Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

        The Enhanced Fixed Account will be part of the Fixed Account described above.

        Transfers into the Enhanced Fixed Account will not be allowed. The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request. If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends. If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

        Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

        For Contracts utilizing the Enhanced Fixed Account, National Life reserves the right to reduce the number of different Subaccounts, other than the Money Market Subaccount, that may be used by the Contract over its entire lifetime from 16 to 15. There is no charge for participating in an offer period.

        This program is not available simultaneously with Dollar Cost Averaging, Portfolio Rebalancing or Systematic Withdrawals. If you elect Systematic Withdrawals while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to your selected Subaccounts.

        During the offer period we may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account. If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

        We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required, if they are received after the end of the offer period, or if, for any other reason, the written instructions of the Owner cannot be carried out. We may hold these Premium Payments for up to 20 days before refunding them. Any amounts refunded will be credited with interest at 5%.

        This program will not be available in the State of Washington.


                    OPTIONAL ENHANCED DEATH BENEFIT RIDER

         You may choose to include the Enhanced Death Benefit Rider in your Contract. The Rider is subject to the restrictions and limitations set forth in it. Election of this optional benefit involves an additional cost. This Rider is not available in Texas. If you elected the Enhanced Death Benefit Rider, then the following enhanced death benefit will be payable to the Beneficiary if you (or the first of Joint Owners, or the Annuitant if the Owner is not a natural person) die prior to reaching age 81 (on an age nearest birthday basis) the highest of:

         (a) Contract Value;

         (b) the total of all Net Premium Payments, less all Withdrawals (including any CDSC deducted in connection with such Withdrawals) and less any outstanding loan and accrued interest, and

         (c) the largest Contract Value as of any prior Contract Anniversary after the Enhanced Death Benefit Rider was applicable to the Contract, plus Net Premium Payments, minus any Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any loan taken and accrued interest thereon, in each case since such Contract Anniversary.

         We calculate this as of the date we receive due proof of death. Any applicable premium tax charge payable on your death will be applied to reduce the value of the determined enhanced death benefit (see "Premium Taxes, page
27).

         If you (or the first of Joint Owners, or the Annuitant if the Owner is not a natural person) die at age 81 or later, the death benefit will not be enhanced and will be an amount equal to Contract Value, less any applicable premium tax charge.

         The Enhanced Death Benefit Rider is available at issue if you are age 75 or younger. It is available after issue if you are age 75 or younger only on a Contract Anniversary and only if at the time of the Rider is requested the Contract Value is greater than the total of all Net Premium Payments less all Withdrawals, and any outstanding loan on the Contract and accrued interest on such loan.

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

         The annual charge for this Rider is 0.20% of Contract Value. After you reach ago 80, on an age nearest birthday basis, we discontinue the charge. See "Charge for Optional Enhanced Death Benefit Rider", page 27.

         We distribute the Enhanced Death Benefit in the same manner as the normal Death Benefit. See "Death of Owner", page 22.


                      FEDERAL INCOME TAX CONSIDERATIONS

         The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

         If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

TAXATION OF NON-QUALIFIED CONTRACTS

         Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

         The following discussion generally applies to Contracts owned by natural persons.

         Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

         Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

         --       made on or after the taxpayer reaches age 59 1/2

         --       made on or after the death of an Owner;

         --       attributable to the taxpayer's becoming disabled; or

         -- made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

         Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

         Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

         Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

         Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         Multiple Contracts. All annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

         The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

         Individual Retirement Accounts (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements.

         SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

         Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

         Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

         Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and
(3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

         Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

         Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

         Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

         "Eligible rollover distributions" from section 401(a) plans, Section 403(a) annuities and Section 403(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form.

The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

         We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.


                              GENDER NEUTRALITY

         In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983. Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, some states prohibit using sex-distinct mortality tables.

         The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables. As a result, the Contract generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.


                                VOTING RIGHTS

         Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

         In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds. These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account. If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

         The person having the voting interest under a Contract is the Owner. The number of Fund shares attributable to each Owner is determined by dividing the Owner's interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

         We determine the number of shares which a person has the right to vote on a date we choose not more than 90 days prior to the meeting of the Fund. We solicit voting instructions by written communication at least 21 days prior to such meeting.

         We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account.

         Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.

                         CHANGES TO VARIABLE ACCOUNT

         We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time. In addition, if the shares of the Funds described in this Prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.

                                 ADVERTISING
YIELD

         A "yield" and "effective yield" may be advertised for the Market Street Money Market Portfolio Subaccount. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the Subaccount's units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a 52-week period. The "effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the Securities and Exchange Commission. The effective yield will be slightly higher than yield due to this compounding effect.

PERFORMANCE

         We may also from time to time advertise the performance of the Subaccounts of the Variable Account relative to the performance of other variable annuity subaccounts or funds with similar or different objectives, or the investment industry as a whole. Other investments to which the Subaccounts may be compared include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; CDs; bank money market deposit accounts and passbook savings; and the Consumer Price Index.

         Market Comparisons. The Subaccounts of the Variable Account may also be compared to certain market indexes, which may include, but are not limited to: S&P 500; Shearson/Lehman Intermediate Government/Corporate Bond Index; Shearson/Lehman Long-Term Government/Corporate Bond Index; Donoghue Money Fund Average; U.S. Treasury Note Index; Bank Rate Monitor National Index of 2 Year CD Rates; and Dow Jones Industrial Average.

         Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to: Lipper Analytical Services, Inc., CDA/ Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, National Underwriter, U.S. News and World Report; rating services such as LIMRA, Value, Best's Agent Guide, Western Annuity Guide, Comparative Annuity Reports; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. In addition, Variable Annuity Research & Data Service (The VARDS Report) is an independent rating service that ranks over 500 variable annuity funds based upon total return performance. These rating services and publications rank the performance of the Funds against all funds over specified periods and against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

         Rating Services. We are also ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend us or the Contracts. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

         Historical Performance. We may from time to time advertise several types of historical performance for the Subaccounts of the Variable Account. We may advertise for the Subaccounts standardized "average annual total return," calculated in a manner prescribed by the Securities and Exchange Commission, and nonstandardized "adjusted historic average annual total return."

         Standardized Average Annual Total Return. Standardized Average Annual Total Return will show the percentage rate of return of a hypothetical initial investment of $1,000 for at least the most recent one, five and ten year period, or for a period covering the time the Subaccount has been in existence, if the Subaccount has not been in existence for one of the prescribed periods. This calculation reflects the deduction of all applicable charges made to the Contracts except for premium taxes, which may be imposed by certain states.

                  The charts below show Standardized Average Annual Total Return for the Subaccounts for the indicated periods. For the purposes of calculating Standardized Average Annual Total Return, the Mortality and Expense Risk Charge of 1.25%, the Administration Charge of 0.15%, the Annual Contract Fee of $30.00, the applicable CDSC, the optional Enhanced Death Benefit Rider charge of 0.20% were deducted. For purposes of computing the Annual Contract Fee, the Annual Contract Fee has been converted into a per-dollar per-day charge. The per-dollar per-day charge has been converted based on the actual average Accumulated Value of the Contracts as of December 31, 1999. The charge works out to 0.04 % per annum.

                  Based on the method of calculation described above, the Standardized Average Annual Total Returns for the Subaccounts for the periods ending December 31, 1999 were:

Standardized Average Annual Total Return
(Assuming the Enhanced Death Benefit Rider Is Elected)

                                                    1 Year to  5 Years to  10 Years to     Life of          Date
                                                    12/31/1999 12/31/1999  12/31/1999    Subaccount      Subaccount
                                                                                         to 12/31/99     Effective
----------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock(1)                            -5.71%         N/A         N/A           6.90%       7/2/1997
Sentinel VPT Growth Index                                  N/A         N/A         N/A             N/A      12/1/2000
Sentinel VPT Mid Cap Growth(2)                          29.57%         N/A         N/A          23.60%       7/2/1997
Sentinel VPT Money Market(3)                            -3.80%         N/A         N/A           1.56%       7/2/1997
Sentinel VPT Small Company(4)                            7.04%         N/A         N/A           9.49%       7/2/1997
Alger American Growth                                   24.59%         N/A         N/A          32.18%       7/2/1997
Alger American Leveraged All-cap                           N/A         N/A         N/A             N/A      12/1/2000
Alger American Small Capitalization                     34.11%         N/A         N/A          23.99%       7/2/1997
American Century VP Income & Growth                      9.11%         N/A         N/A          14.03%       8/3/1998
American Century VP Value                               -9.46%         N/A         N/A          -3.97%       8/3/1998
Dreyfus Socially Responsible Growth Fund                   N/A         N/A         N/A             N/A      12/1/2000
Fidelity VIP Fund-Equity Income                         -2.39%         N/A         N/A           7.73%       7/2/1997
Fidelity VIP Fund-Growth                                28.22%         N/A         N/A          30.58%       7/2/1997
Fidelity VIP Fund-High Income                           -0.59%         N/A         N/A           1.40%       7/2/1997
Fidelity VIP Fund-Overseas                              33.33%         N/A         N/A          15.38%       7/2/1997
Fidelity VIP Fund II-Contrafund                         15.25%         N/A         N/A          22.93%       7/2/1997

Fidelity VIP Fund II-Index 500                          11.56%         N/A         N/A          20.38%       7/2/1997
Fidelity VIP Fund II-Investment Grade Bond                 N/A         N/A         N/A             N/A     11/30/2000
INVESCO VIF Dynamics                                       N/A         N/A         N/A             N/A      12/1/2000
INVESCO VIF Health Sciences                                N/A         N/A         N/A             N/A      12/1/2000
INVESCO VIF Technology                                     N/A         N/A         N/A             N/A      12/1/2000
J.P. Morgan International Opportunities                 27.46%         N/A         N/A          15.06%       8/3/1998
J.P. Morgan Small Company                               35.07%         N/A         N/A          22.63%       8/3/1998
Market Street Bond                                     -11.88%         N/A         N/A           0.94%       7/2/1997
Market Street Managed                                   -7.74%         N/A         N/A           5.22%       7/2/1997
Neuberger Berman AMT Partners                           -1.37%         N/A         N/A           0.58%       8/3/1998
Strong Mid Cap Growth Fund                              79.83%         N/A         N/A          47.24%       7/2/1997
Strong Opportunity Fund II, Inc.                        25.73%         N/A         N/A          21.14%       7/2/1997

(1) Prior to December 1, 2000, this Subaccount invested in shares of Market Street Growth Portfolio.

(2) Prior to December 1, 2000, this Subaccount invested in shares of Market Street Sentinel Growth Portfolio.

(3) Prior to December 1, 2000, this Subaccount invested in shares of Market Street Money Market Portfolio.

(4) Prior to December 1, 2000, this Subaccount invested in shares of Market Street Aggressive Growth Portfolio.

The chart below shows Standardized Average Annual Total Returns for a Contract which does not elect the optional Enhanced Death Benefit:


Standardized Average Annual Total Return
(Assuming the Enhanced Death Benefit Rider Is Not Elected)

                                                    1 Year to  5 Years to  10 Years to     Life of          Date
                                                    12/31/1999 12/31/1999  12/31/1999    Subaccount      Subaccount
                                                                                         to 12/31/99     Effective
--------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock(1)                            -5.50%      N/A         N/A           7.13%         7/2/97
Sentinel VPT Growth Index                                  N/A      N/A         N/A             N/A      12/1/2000
Sentinel VPT Mid Cap Growth(2)                          29.84%      N/A         N/A          23.85%         7/2/97
Sentinel VPT Money Market(3)                            -3.59%      N/A         N/A           1.77%         7/2/97
Sentinel VPT Small Company(4)                            7.27%      N/A         N/A           9.72%         7/2/97
Alger American Growth                                   24.84%      N/A         N/A          32.45%       7/2/1997
Alger American Leveraged All-cap                           N/A      N/A         N/A             N/A      12/1/2000
Alger American Small Capitalization                     34.38%      N/A         N/A          24.24%       7/2/1997
American Century VP Income & Growth                      9.34%      N/A         N/A          14.26%       8/3/1998
American Century VP Value                               -9.26%      N/A         N/A          -3.76%       8/3/1998
Dreyfus Socially Responsible Growth Fund                   N/A      N/A         N/A             N/A      12/1/2000
Fidelity VIP Fund-Equity Income                         -2.18%      N/A         N/A           7.95%       7/2/1997
Fidelity VIP Fund-Growth                                28.49%      N/A         N/A          30.84%       7/2/1997
Fidelity VIP Fund-High Income                           -0.38%      N/A         N/A           1.61%       7/2/1997
Fidelity VIP Fund-Overseas                              33.60%      N/A         N/A          15.61%       7/2/1997
Fidelity VIP Fund II-Contrafund                         15.49%      N/A         N/A          23.18%       7/2/1997
Fidelity VIP Fund II-Index 500                          11.80%      N/A         N/A          20.63%       7/2/1997
Fidelity VIP Fund II-Investment Grade Bond                 N/A      N/A         N/A             N/A     11/30/2000
INVESCO VIF Dynamics                                       N/A      N/A         N/A             N/A      12/1/2000
INVESCO VIF Health Sciences                                N/A      N/A         N/A             N/A      12/1/2000
INVESCO VIF Technology                                     N/A      N/A         N/A             N/A      12/1/2000
J.P. Morgan International Opportunities                 27.72%      N/A         N/A          15.29%       8/3/1998
J.P. Morgan Small Company                               35.34%      N/A         N/A          22.88%       8/3/1998
Market Street Bond                                     -11.69%      N/A         N/A           1.15%       7/2/1997
Market Street Managed                                   -7.54%      N/A         N/A           5.44%       7/2/1997
Neuberger Berman AMT Partners                           -1.16%      N/A         N/A           0.79%       8/3/1998
Strong Mid Cap Growth Fund                              80.19%      N/A         N/A          47.53%       7/2/1997
Strong Opportunity Fund II, Inc.                        25.99%      N/A         N/A          21.38%       7/2/1997

(1) Prior to December 1, 2000, this Subaccount invested in shares of Market Street Growth Portfolio.

(2) Prior to December 1, 2000, this Subaccount invested in shares of Market Street Sentinel Growth Portfolio.

(3) Prior to December 1, 2000, this Subaccount invested in shares of Market Street Money Market Portfolio.

(4) Prior to December 1, 2000, this Subaccount invested in shares of Market Street Aggressive Growth Portfolio.



         Nonstandardized Adjusted Historic Average Annual Total Return. In addition, historic performance data may be presented for the Funds since their inception, reduced by some or all of the fees and charges under the Contracts. Such adjusted historic Fund performance includes data that precedes the inception date of the Subaccounts. This data is designed to show performance that would have resulted if the Contract had been in existence during that time. Adjusted historic Fund performance data will be shown only if standard performance data for the Subaccounts is also shown.

                  The charts below show nonstandardized adjusted historic average annual total returns for the Funds for the indicated periods. For the purposes of calculating nonstandardized

         Adjusted Historic Fund Average Annual Total Return, the Mortality and Expense Risk Charge of 1.25%, the Administration Charge of 0.15%, the Annual Contract Fee of $30.00, and (if so indicated) the applicable CDSC and/or the optional Enhanced Death Benefit Rider Charge of 0.20% were deducted. For purposes of computing the Annual Contract Fee, the Annual Contract Fee has been converted into a per-dollar per-day charge. The per-dollar per-day charge has been converted based on the actual average Accumulated Value of the Contracts as of December 31, 1999. The charge works out to 0.04% per annum.

                  Based on the method of calculation described above, the nonstandardized Adjusted Historic Average Annual Total Returns for the Funds for the periods ending December 31, 1999 were:


Nonstandardized Adjusted Historic Average Annual Total Return
(Assuming the Enhanced Death Benefit Rider is Not Elected and the Contingent Deferred Sales Charge Is Not Deducted)

                                             1 Year to   5 Years to  10 Years to Life of Fund Date Fund
                                             12/31/1999  12/31/1999  12/31/1999  to 12/31/99  Effective
----------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock                           N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Growth Index                           N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Mid Cap Growth                         N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Money Market                           N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Small Company                          N/A          N/A         N/A         N/A    12/1/2000
Alger American Growth                            31.84%       29.09%      21.16%      21.33%     1/9/1989
Alger American Leveraged All-cap                 75.63%          N/A         N/A      44.44%    1/25/1995
Alger American Small Capitalization              41.38%       20.91%      16.54%      19.16%    9/21/1988
American Century VP Income & Growth              16.34%          N/A         N/A      22.93%   10/30/1997
American Century VP Value                        -2.26%          N/A         N/A       9.52%     5/1/1996
Dreyfus Socially Responsible Growth Fund         28.26%       26.86%         N/A      22.36%    10/7/1993
Fidelity VIP Fund-Equity Income                   4.82%       16.93%      12.87%      12.18%    10/9/1986
Fidelity VIP Fund-Growth                         35.49%       27.91%      18.24%      17.09%    10/9/1986
Fidelity VIP Fund-High Income                     6.62%        9.31%      10.85%       9.32%    9/19/1985
Fidelity VIP Fund-Overseas                       40.60%       15.69%       9.84%       9.33%    1/28/1987
Fidelity VIP Fund II Contrafund                  22.49%          N/A         N/A      25.95%     1/3/1995
Fidelity VIP Fund II-Index 500                   18.80%       26.35%         N/A      19.37%    8/27/1992
Fidelity VIP Fund II-Investment Grade Bond       -2.47%        5.77%       5.66%       5.90%    12/5/1988
INVESCO VIF Dynamics                             53.45%          N/A         N/A      30.16%    8/25/1997
INVESCO VIF Health Sciences                       3.37%          N/A         N/A      19.56%    5/22/1997
INVESCO VIF Technology                          155.49%          N/A         N/A      63.35%    5/21/1997
J.P. Morgan International Opportunities          34.72%          N/A         N/A      12.32%     1/3/1995
J.P. Morgan Small Company                        42.34%          N/A         N/A      20.32%     1/3/1995
Market Street Bond                               -4.69%        5.43%       5.09%       6.40%    2/24/1984
Market Street Managed                            -0.54%       12.08%       8.32%       8.03%   12/12/1985
Neuberger Berman AMT Partners                     5.84%       19.32%         N/A      15.82%    3/22/1994
Strong Mid Cap Growth Fund                       87.19%          N/A         N/A       44.86   12/31/1996
Strong Opportunity Fund II, Inc.                 32.99%       21.61%         N/A      19.32%     5/8/1992

Nonstandardized Adjusted Historic Average Annual Total Return
(Assuming the Enhanced Death Benefit Rider is Not Elected and the Contingent Deferred Sales Charge Is Deducted)

                                              1 Year to   5 Years to  10 Years to Life of Fund   Date Fund
                                              12/31/1999  12/31/1999  12/31/1999  to 12/31/99    Effective
-----------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock                            N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Growth Index                            N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Mid Cap Growth                          N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Money Market                            N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Small Company                           N/A          N/A         N/A         N/A    12/1/2000
Alger American Growth                             24.84%       28.88%      21.16%      21.33%     1/9/1989
Alger American Leveraged All-cap                  68.63%          N/A         N/A      44.30%    1/25/1995
Alger American Small Capitalization               34.38%       20.63%      16.54%      19.16%    9/21/1988
American Century VP Income & Growth                9.34%          N/A         N/A      21.10%   10/30/1997
American Century VP Value                         -9.26%          N/A         N/A       8.66%     5/1/1996
Dreyfus Socially Responsible Growth Fund          21.26%       26.63%         N/A      22.31%    10/7/1993
Fidelity VIP Fund-Equity Income                   -2.18%       16.61%      12.87%      12.18%    10/9/1986
Fidelity VIP Fund-Growth                          28.49%       27.68%      18.24%      17.09%    10/9/1986
Fidelity VIP Fund-High Income                     -0.38%        8.89%      10.85%       9.32%    9/19/1985
Fidelity VIP Fund-Overseas                        33.60%       15.36%       9.84%       9.33%    1/28/1987
Fidelity VIP Fund II-Contrafund                   15.49%          N/A         N/A      25.71%     1/3/1995
Fidelity VIP Fund II-Index 500                    11.80%       26.12%         N/A      19.37%    8/27/1992
Fidelity VIP Fund II-Investment Grade Bond        -9.47%        5.29%       5.66%       5.90%    12/5/1988
INVESCO VIF Dynamics                              46.45%          N/A         N/A      28.66%    8/25/1997
INVESCO VIF Health Sciences                       -3.63%          N/A         N/A      18.10%    5/22/1997
INVESCO VIF Technology                           148.49%          N/A         N/A      62.48%    5/21/1997
J.P. Morgan International Opportunities           27.72%          N/A         N/A      11.94%     1/3/1995
J.P. Morgan Small Company                         35.34%          N/A         N/A      20.03%     1/3/1995
Market Street Bond                               -11.69%        4.94%       5.09%       6.40%    2/24/1984
Market Street Managed                             -7.54%       11.70%       8.32%       8.03%   12/12/1985
Neuberger Berman AMT Partners                     -1.16%       19.02%         N/A      15.65%    3/22/1994
Strong Mid Cap Growth Fund                        80.19%          N/A         N/A      44.22%   12/31/1996
Strong Opportunity Fund II, Inc.                  25.99%       21.34%         N/A      19.32%     5/8/1992

Nonstandardized Adjusted Historic Average Annual Total Return
(Assuming the Enhanced Death Benefit Rider is Elected and the Contingent Deferred Sales Charge Is Not Deducted)

                                               1 Year to   5 Years to  10 Years to Life of Fund   Date Fund
                                               12/31/1999  12/31/1999  12/31/1999  to 12/31/99    Effective
------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock                             N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Growth Index                             N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Mid Cap Growth                           N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Money Market                             N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Small Company                            N/A          N/A         N/A         N/A    12/1/2000
Alger American Small Capitalization                41.11%       20.67%      16.31%      18.92%    9/21/1988
Alger American Growth                              31.59%       28.84%      20.92%      21.09%     1/9/1989
Alger American Leveraged All-cap                   75.29%          N/A         N/A      44.16%    1/25/1995
American Century VP Income & Growth                16.11%          N/A         N/A      22.69%   10/30/1997
American Century VP Value                          -2.46%          N/A         N/A       9.31%     5/1/1996
Dreyfus Socially Responsible Growth Fund           28.01%       26.61%         N/A      22.12%    10/7/1993
Fidelity VIP Fund-Equity Income                     4.61%       16.70%      12.64%      11.95%    10/9/1986
Fidelity VIP Fund-Growth                           35.22%       27.66%      18.00%      16.86%    10/9/1986
Fidelity VIP Fund-High Income                       6.41%        9.10%      10.63%       9.10%    9/19/1985
Fidelity VIP Fund-Overseas                         40.33%       15.47%       9.62%       9.11%    1/28/1987
Fidelity VIP Fund II-Contrafund                    22.25%          N/A         N/A      25.70%     1/3/1995
Fidelity VIP Fund II-Index 500                     18.56%       26.11%         N/A      19.14%    8/27/1992
Fidelity VIP Fund II-Investment Grade Bond         -2.66%        5.56%       5.45%       5.69%    12/5/1988
INVESCO VIF Dynamics                               53.15%          N/A         N/A      29.91%    8/25/1997
INVESCO VIF Health Sciences                         3.16%          N/A         N/A      19.32%    5/22/1997
INVESCO VIF Technology                            155.01%          N/A         N/A      63.04%    5/21/1997
J.P. Morgan International Opportunities            34.46%          N/A         N/A      12.10%     1/3/1995
J.P. Morgan Small Company                          42.07%          N/A         N/A      20.09%     1/3/1995
Market Street Bond                                 -4.88%        5.22%       4.88%       6.19%    2/24/1984
Market Street Managed                              -0.73%       11.86%       8.11%       7.81%   12/12/1985
Neuberger Berman Partners                           5.63%       19.08%         N/A      15.59%    3/22/1994
Strong Mid Cap Growth Fund                         86.83%          N/A         N/A      44.58%   12/31/1996
Strong Opportunity Fund II, Inc.                   32.73%       21.38%         N/A      19.08%     5/8/1992

Nonstandardized Adjusted Historic Average Annual Total Return
(Assuming the Enhanced Death Benefit Rider is Elected and
the Contingent Deferred Sales Charge Is Deducted)
                                                                                             Life of
                                                       1 Year to   5 Years to  10 Years to    Fund        Date Fund
                                                       12/31/1999  12/31/1999  12/31/1999  to 12/31/99    Effective
--------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock                                     N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Growth Index                                     N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Mid Cap Growth                                   N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Money Market                                     N/A          N/A         N/A         N/A    12/1/2000
Sentinel VPT Small Company                                    N/A          N/A         N/A         N/A    12/1/2000
Alger American Small Capitalization                        34.11%       20.39%      16.31%      18.92%    9/21/1988
Alger American Growth                                      24.59%       28.62%      20.92%      21.09%     1/9/1989
Alger American Leveraged All-cap                           68.29%          N/A         N/A      44.02%    1/25/1995
American Century VP Income & Growth                         9.11%          N/A         N/A      20.86%   10/30/1997
American Century VP Value                                  -9.46%          N/A         N/A       8.44%     5/1/1996
Dreyfus Socially Responsible Growth Fund                   21.01%       26.38%         N/A      22.07%    10/7/1993
Fidelity VIP Fund-Equity Income                            -2.39%       16.38%      12.64%      11.95%    10/9/1986
Fidelity VIP Fund-Growth                                   28.22%       27.43%      18.00%      16.86%    10/9/1986
Fidelity VIP Fund-High Income                              -0.59%        8.67%      10.63%       9.10%    9/19/1985
Fidelity VIP Fund-Overseas                                 33.33%       15.13%       9.62%       9.11%    1/28/1987
Fidelity VIP Fund II-Contrafund                            15.25%          N/A         N/A      25.46%     1/3/1995
Fidelity VIP Fund II-Index 500                             11.56%       25.87%         N/A      19.14%    8/27/1992
Fidelity VIP Fund II-Investment Grade Bond                 -9.66%        5.07%       5.45%       5.69%    12/5/1988
INVESCO VIF Dynamics                                       46.15%          N/A         N/A      28.40%    8/25/1997
INVESCO VIF Health Sciences                                -3.84%          N/A         N/A      17.86%    5/22/1997
INVESCO VIF Technology                                    148.01%          N/A         N/A      62.16%    5/21/1997
J.P. Morgan International Opportunities                    27.46%          N/A         N/A      11.72%     1/3/1995
J.P. Morgan Small Company                                  35.07%          N/A         N/A      19.79%     1/3/1995
Market Street Bond                                        -11.88%        4.72%       4.88%       6.19%    2/24/1984
Market Street Managed                                      -7.74%       11.47%       8.11%       7.81%   12/12/1985
Neuberger Berman AMT Partners                              -1.37%       18.78%         N/A      15.42%    3/22/1994
Strong Mid Cap Growth Fund                                 79.83%          N/A         N/A      43.94%   12/31/1996
Strong Opportunity Fund II, Inc.                           25.73%       21.10%         N/A      19.08%     5/8/1992


         All performance information and comparative material advertised by National Life is historical in nature and is not intended to represent or guarantee future results. An Owner's Contract Value at redemption may be more or less than original cost.

                        DISTRIBUTION OF THE CONTRACTS

         The principal underwriter for the contracts is ESI, which is an SEC-registered broker-dealer firm and is a member of the National Association of Securities Dealers, Inc. ESI is a wholly-owned subsidiary of National Life. It distributes a full line of securities products, including mutual funds, unit investment trusts, and variable insurance contracts, and provides individual securities brokerage services. The maximum commission payable for selling the Contracts will generally be 6.5%; however, during certain promotional periods the commission may vary. These promotional periods will be determined by National Life and the maximum commission paid during these periods will not exceed 7.0%.

                 INSURANCE MARKETPLACE STANDARDS ASSOCIATION

         National Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

                             FINANCIAL STATEMENTS

        National Life's financial statements as of and for the years ended December 31, 1999 and 1998, which are included in the Statement of Additional Information, should be considered only as bearing on National Life's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


                            STATEMENTS AND REPORTS

         National Life will mail to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations. Owners should therefore give National Life prompt notice of any address change. National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner's Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or Withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner's Contract. National Life will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Owner notifies National Life otherwise within 30 days after receipt of the statement.


                               OWNER INQUIRIES

         Owner inquiries may be directed to National Life Insurance Company by writing to us at National Life Drive, Montpelier, Vermont 05604, or calling 1-800-537-7003.


                              LEGAL PROCEEDINGS

                  The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account. ESI is not engaged in any litigation of any material nature.

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                                   GLOSSARY

ACCUMULATION UNIT - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

ANNUITANT - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends. Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age. The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

ANNUITIZATION - The period during which annuity payments are received.

ANNUITIZATION DATE - The date on which annuity payments commence.

ANNUITY PAYMENT OPTION - The chosen form of annuity payments. Several options are available under the Contract.

ANNUITY UNIT - An accounting unit of measure used to calculate the value of Variable Annuity payments.

BENEFICIARY - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Owner as set forth in the Contract.

CASH SURRENDER VALUE - An amount equal to Contract Value, minus any applicable Contingent Deferred Sales Charge, minus any applicable premium tax charge.

CHOSEN HUMAN BEING - An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

CODE - The Internal Revenue Code of 1986, as amended.

COLLATERAL FIXED ACCOUNT - The portion of the Fixed Account which holds value that secures a loan on the Contract.

CONTRACT ANNIVERSARY - An anniversary of the Date of Issue of the Contract.

CONTRACT VALUE - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, and minus any outstanding loan and accrued interest on such loans.

CONTRACT YEAR - Each year the Contract remains in force commencing with the Date of Issue.

DATE OF ISSUE - The date shown as the Date of Issue on the Data Page of the Contract.

DEATH BENEFIT - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

DISTRIBUTION - Any payment of part or all of the Contract Value.

FIXED ACCOUNT - The Fixed Account is made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

FIXED ANNUITY - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

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

FUND - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

INDIVIDUAL RETIREMENT ANNUITY (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

INVESTMENT COMPANY ACT - The Investment Company Act of 1940, as amended from time to time.

JOINT OWNERS - Two or more persons who own the Contract as tenants in common or as joint tenants. If joint owners are named, references to "Owner" in this prospectus will apply to both of the Joint Owners.

MATURITY DATE - The date on which annuity payments are scheduled to commence. The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life's approval.

MONTHLY CONTRACT DATE - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

NON-QUALIFIED CONTRACT - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRA's) or 403(b) (Tax-Sheltered Annuities) of the Code.

OWNER ("YOU") - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

PAYEE - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

PREMIUM PAYMENT - A deposit of new value into the Contract. The term "Premium Payment" does not include transfers between the Variable Account and Fixed Account or among the Subaccounts.

NET PREMIUM PAYMENTS - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

QUALIFIED CONTRACT - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRA's), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

QUALIFIED PLANS - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

SUBACCOUNTS - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds. Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

TAX-SHELTERED ANNUITY - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.

VALUATION DAY - Each day the New York Stock Exchange is open for business other than the day after Thanksgiving and any day on which trading is restricted. Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day.

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

VALUATION PERIOD - The time between two successive Valuation Days.

VARIABLE ACCOUNT -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated. The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

VARIABLE ANNUITY - An annuity the accumulated value of which varies with the investment experience of a separate account.

WITHDRAWAL - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.



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

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION



National Life Insurance Company.........................................3
Additional Contract Provisions..........................................3
         The Contract...................................................3
         Misstatement of Age or Sex.....................................3
         Dividends......................................................3
         Assignment.....................................................3
Calculation of Yields and Total Returns.................................4
         Money Market Subaccount........................................4
         Other Subaccounts..............................................5
         Total Returns..................................................6
         Other Total Returns............................................7
         Effect of the Annual Contract Fee on Performance Data..........8
Tax Status of the Contracts.............................................8
Distribution of the Contracts...........................................9
Safekeeping of Account Assets...........................................10
State Regulation........................................................10
Records and Reports.....................................................10
Legal Matters...........................................................10
Experts.................................................................10
Other Information.......................................................11
Financial Statements....................................................11
Financial Statements:...................................................F-1
    National Life Holding Company
    National Life Insurance Company
    National Variable Annuity Account II:


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